SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  February 1, 2000


                               INAMED CORPORATION
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             (Exact name of registrant as specified in its charter)

               Delaware                                     59-0929629
(State of Incorporation or Organization)       (IRS Employer Identification No.)

                                    001-09741
                            (Commission File Number)

5540 Ekwill Street - Suite D, Santa Barbara, California               93111-2919
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(Address of principal executive offices)                              (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

          On February 1, 2000, the Registrant announced results for the fourth quarter of fiscal year 1999. The Registrant's press release dated February 1, 2000 containing further detail is attached.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

          The following exhibits are filed herewith:

Exhibit   Description

99.1      Press Release dated February 1, 2000.

99.2 Schedule II, Valuation and Qualifying Accounts to Audited Consolidated Financial Statements of Collagen Aesthetics, Inc., as filed as Annex A to Form 8-K/A on November 9, 1999.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INAMED CORPORATION



                                        By:  /s/ David E. Bamberger
                                             -----------------------------------
                                             Name:  David E. Bamberger
                                             Title: Sr. Vice President


Date: February 4, 2000

                                  EXHIBIT INDEX


99.1      Press Release dated February 1, 2000.

99.2 Schedule II, Valuation and Qualifying Accounts to Audited Consolidated Financial Statements of Collagen Aesthetics, Inc., as filed as Annex A to Form 8-K/A on November 9, 1999.